Fair Value Measurement	6 Months Ended
Jun. 30, 2011
Fair Value Measurement
Fair Value Measurement

23.           Fair Value Measurement

Effective January 1, 2008, the Group adopted ASC 820-10 “Fair Value Measurements and Disclosures: Overall”. ASC 820-10 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Although the adoption of ASC 820-10 did not impact the Group’s financial condition, results of operations, or cash flow, ASC 820-10 requires additional disclosures to be provided on fair value measurement.

ASC 820-10 establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value as follows:

Level 1—              Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2—              Include other inputs that are directly or indirectly observable in the marketplace.

Level 3—              Unobservable inputs which are supported by little or no market activity.

ASC 820-10 describes three main approaches to measuring the fair value of assets and liabilities: (1) market approach; (2) income approach and (3) cost approach. The market approach uses prices and other relevant information generated from market transactions involving identical or comparable assets or liabilities. The income approach uses valuation techniques to convert future amounts to a single present value amount. The measurement is based on the value indicated by current market expectations about those future amounts. The cost approach is based on the amount that would currently be required to replace an asset.

Through April, 2011, in accordance with ASC 820-10, the Company elected to measures its investment in PGW at fair value. The investment in PGW was classified within Level 1 because it is valued based on PGW’s quoted trading price.